INVESTOR PRESENTATION NYSE: CIM 3rd Quarter 2018

This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and DISCLAIMER projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K , and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub-servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. Information is unaudited, estimated and subject to change.

CHIMERA IS A RESIDENTIAL MORTGAGE REIT Chimera develops and manages a portfolio of leveraged mortgage investments to produce an attractive quarterly dividend for shareholders ▪ Established in 2007 ▪ Internally managed since August 2015 ▪ Total Capital $3.9 Billion ▪ Total Portfolio $24.6 Billion ▪ Common Stock Price $18.13 / Dividend Yield 11.03% ▪ 8.00% Fixed Series A Preferred Stock Price $25.57 ▪ 8.00% Variable Series B Preferred Stock Price $25.70 ▪ 7.75% Variable Series C Preferred Stock Price $25.11 ▪ Overall leverage ratio 5.1:1 / Recourse leverage ratio 2.8:1 All data as of September 30, 2018 Information is unaudited, estimated and subject to change. 2

TOTAL RETURN Chimera has outperformed mortgage REITs and the S&P 500 since internalization of management Cumulative Total Return* 100% 93% 90% 80% 70% 60% 48% 50% 40% 40% 30% 20% 10% 0% -10% -20% -30% 15 15 15 16 16 16 16 16 16 17 17 17 17 17 17 17 18 18 18 18 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 5/ 1/ 7/ 7/ 4/ 0/ 9/ 4/ 9/ 9/ 8/ 4/ 0/ 8/ 4/ 0/ 0/ 8/ 4/ 0/ 8/ 0/ /2 /2 /2 /2 /1 /1 1/ 1/ 3/ 5/ /3 /2 /2 /2 /2 /1 /1 /1 1 11 1 3 5 7 9 1 6 8 10 12 2 4 6 8 9/30/2018 CIM REM* SPY* All data as of September 30, 2018 Source: Bloomberg *Assuming reinvestment of dividends SPY: The SPDR® S&P 500® ETF Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index . REM: The iShares Mortgage Real Estate ETF seeks to track the investment results of an index composed of U.S. REITs that hold U.S. residential and commercial mortgages. Information is unaudited, estimated and subject to change. 3

DIVIDENDS Chimera has paid $4.3 billion in dividends since inception 700 5,000 600 4,000 500 ) 3,000 ) s 400 s n n o o i i l l l l i i M M ( 300 ( $ 2,000 $ 200 1,000 100 YTD 0 0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Period Ending Common Dividends Preferred Dividends Special Dividends Projected Dividends Cumulative Dividends Paid and Projected All data as of September 30, 2018 Information is unaudited, estimated and subject to change. 4

DYNAMIC INVESTMENT STRATEGY Chimera focuses on acquiring Residential Mortgage Loans, Non-Agency RMBS, Agency RMBS and Agency CMBS Chimera acquires residential mortgage loans. Chimera utilizes leverage through a combination of Residential securitization, repo and warehouse facilities to manage risk and increase returns on the portfolio. Mortgage Loans Chimera's loan portfolio has historically generated higher returns with less price volatility and interest rate risk than comparable Agency RMBS. Non-Agency Chimera invests in both investment grade and non-investment grade RMBS. This portfolio provides high risk-adjusted returns while providing increased liquidity. Non-Agency RMBS securities carry RMBS higher yields than Agency RMBS. Agency mortgage-backed securities that are backed by residential loans provide spread income for the Agency portfolio with added benefit of liquidity. Chimera utilizes repo and various hedging techniques to RMBS increase returns on the portfolio while managing interest rate risk. Agency mortgage backed securities are amongst the most liquid securities available in the fixed income market. Agency Agency CMBS provide many of the same benefits as Agency RMBS while adding convexity to the portfolio. Agency CMBS typically carry prepay protection for the investor enabling more efficient CMBS hedging techniques than Agency RMBS. Information is unaudited, estimated and subject to change. 5

PORTFOLIO COMPOSITION 76% of Chimera's equity capital is allocated to mortgage credit Net Investment Analysis(1) Residential Mortgage Credit Portfolio 17 Total Assets: 15.2 billion(1) 16 Residential Agency 15 Mortgage Credit Total Portfolio Portfolio Portfolio 14 Non-Recourse 13 (Securitization) 12 Gross Asset Yield: 7.1% 3.4% 5.8% 11 $9.0 10 s n 9 o i l (2) l Agency Portfolio i 8 Financing Cost : 4.3% 2.3% 3.6% B Total Assets: 9.4 billion(1) 7 6 Recourse (Repo) 5 Net Interest $3.4 $7.7 Spread: 2.8% 1.1% 2.2% 4 3 Recourse (Repo) Equity 2 Net Interest $3.0 Margin: 3.3% 1.5% 2.7% 1 Equity $0.9 0 All data as of September 30, 2018 All data as of September 30, 2018 (1) Reflects third quarter 2018 average assets, yields, and spreads (1) Financing excludes unsettled trades (2) Includes the interest incurred on interest rate swaps Information is unaudited, estimated and subject to change. 6

LOAN PORTFOLIO COMPOSITION Chimera has acquired a unique portfolio of residential mortgage loans comprising 52% of the total portfolio Portfolio Fair Value 28% Seasoned Low Loan Balance Mortgage Portfolio Total Current Unpaid Balance $12.3 Billion 52% Total Number of Loans 139,390 Weighted Average Loan Size $88,486 10% Weighted Average Coupon 6.90% 4% 6% Average Loan Age 154 Months All data as of September 30, 2018 Securitized Loan Portfolio Non-Agency RMBS Consolidated RMBS Securitizations Agency CMBS Agency RMBS Information is unaudited, estimated and subject to change. 7

UNIQUE MORTGAGE CREDIT PORTFOLIO Key transactions distinguish Chimera from other Mortgage REITs Consolidated RMBS Springleaf Seasoned Loan Risk Retention Seasoned Subordinate Bond Portfolio Portfolio Loan Portfolio 2009–2011 Chimera 2014 Chimera Acquires 2016-2018 Chimera Creates and Retains $4.8 Billion Seasoned Securitizes $14.3 Billion $2.8 Billion High Yield Loan Portfolio Seasoned Loans Subordinate Bonds • Originated by American • Performing loans with 10 years • $1.1 billion current remaining General of payment history face value of subordinate bonds • 7 Securitizations with • 19 securitizations with all senior • Durable value over wide band of embedded call options securities placed prepayment rates • 7 deals called and re-securitized • $3.1 billion bonds retained for • Difficult to re-create in size and investment portfolio price All data as of September 30, 2018 Information is unaudited, estimated and subject to change. 8

THE SECURITIZATION PROCESS Chimera has created term-funding through securitization Creation of senior and subordinate bonds $70mm Senior A Note Principal Sold to 3rd Party & Interest $100mm Deposit $100mm Trust Non-Agency Mortgage (Non-Agency RMBS Bond or Loans Collateral) Losses & Interest $30mm Subordinate B Note Retained by CIM 1 2 3 CIM buys $100mm Non- CIM deposits the bond or loans into a • CIM sells the Senior A note Agency mortgage bond or trust ◦ The A note receives P&I from the $100mm bond loans from dealer until the $70mm is paid off The trust issues bonds backed by the cashflow of the underlying bond • CIM retains the Subordinate B note or loans ◦ The B note receives interest, all losses from the $100mm bond and starts to receive principal only after the Senior A note is paid off in full Information is unaudited, estimated and subject to change. 9

SECURITIZATION HISTORY Chimera utilizes the securitization process to create its own differentiated portfolio ▪ Chimera continues to benefit from exercising the option Securitization History to call, restructure and optimize it's securitizations ▪ Chimera has completed 50 deals and securitized $29.7 billion of residential mortgage assets since inception ($ in thousands) Deal Total Senior/Sub 6,000 Total Original Subordinate Vintage Type Face Senior Bond Bond ) 2008 Loan 770,865 670,949 99,916 s 4,000 n o i l l 2009 RMBS 3,535,036 1,965,001 1,570,035 i m ( 2010 RMBS 5,638,374 2,267,183 3,371,191 $ 2011 RMBS 264,388 177,139 87,249 2012 Loan 1,496,917 1,131,791 365,126 2,000 Loan & 2014 RMBS 816,126 522,220 293,906 2015 Loan 2,048,483 1,385,162 663,321 2016 Loan 5,861,317 4,148,904 1,712,413 0 2017 Loan 6,943,112 4,880,569 2,062,543 2008 2009 2010 2011 2012 2014 2015 2016 2017 3Q18 2018 Loan 2,285,815 1,740,467 545,348 Total 29,660,433 18,889,385 10,771,048 Subordinate Bond Senior Bond Note: Springleaf deals are included in years that each was called and securitized All data as of September 30, 2018 Information is unaudited, estimated and subject to change. 10

CURRENT SECURITIZED PORTFOLIO HOLDINGS Chimera creates bonds to be retained in it's investment portfolio ▪ The majority of our credit portfolio is related to loans Current Securitization Portfolio or bonds Chimera securitized ▪ Chimera has consistently used the securitization process to built it's unique portfolio of high yielding assets 6,000 ($ in thousands) Total Bonds Total Current Sold Total Bonds ) s 4,000 Vintage Type Face (Financing) Retained n o i l l 2008 Loan 42,385 32,175 10,209 i m ( 2009 RMBS 873,336 179,387 693,950 $ 2010 RMBS 1,038,513 227,494 811,019 2,000 2011 RMBS 31,526 30,204 1,323 2012 Loan 197,969 135,391 62,578 2015 Loan 460,012 273,458 186,554 2016 Loan 4,095,635 3,178,639 916,996 0 2017 Loan 5,679,854 3,923,265 1,756,588 2008 2009 2010 2011 2012 2015 2016 2017 2018 2018 Loan 1,427,755 1,019,747 408,008 Total Bonds Retained Total Bonds Sold Total 13,846,986 8,999,760 4,847,226 All data as of September 30, 2018 Information is unaudited, estimated and subject to change. 11

AGENCY CMBS PORTFOLIO Chimera has been increasing its Agency CMBS portfolio, investing primarily in Ginnie Mae project loans. Agency CMBS typically have less prepayment risk vs Agency RMBS. 2,800 2,600 2,400 2,200 ) s n 2,000 o i l l i M ( 1,800 $ 1,600 1,400 1,200 1,000 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Period Ending Agency CMBS All data as of September 30, 2018 Information is unaudited, estimated and subject to change. 12

CAPITAL MANAGEMENT Chimera continues to add shareholder value while diversifying its capital structure ▪ Chimera issued $260 million of Series C preferred stock in September 2018 ▪ Chimera has raised $730 million in preferred stock, representing 19% of total capital ▪ Board of Directors declared $2.00 dividends per common share in 2018 ▪ Board of Directors re-authorized $100 million common stock repurchase in February 2018 and Chimera has executed on $15 million of this amount during 1Q18 ▪ In 2015 Chimera repurchased 18 million shares of common stock for $250 million Preferred Stock 5,800,000 Shares 13,000,000 Shares 10,400,000 Shares 8.00% Fixed Series A 8.00% Variable Series B 7.75% Variable Series C Cumulative Redeemable Preferred Stock Cumulative Redeemable Preferred Stock Cumulative Redeemable Preferred Stock October 2016 February 2017 September 2018 Liquidation Preference $25.00 Per Share Liquidation Preference $25.00 Per Share Liquidation Preference $25.00 Per Share ▪ Series A is a fixed coupon, callable on October 30, 2021 ▪ Series B is a 7 year fixed coupon floating at LIBOR plus 5.791%, callable on March 30, 2024 ▪ Series C is a 7 year fixed coupon floating at LIBOR plus 4.743%, callable on September 30, 2025 ▪ Series A, B and C preferred shared trade on the New York Stock Exchange under symbols CIM PRA, CIM PRB, and CIM PRC All data as of September 30, 2018 Information is unaudited, estimated and subject to change. 13

SUMMARY Chimera has assembled a unique portfolio of mortgage assets with a goal to provide high and durable income to shareholders Dynamic Investment Chimera has developed a diversified portfolio of mortgage backed securities to maximize risk-adjusted returns. Chimera's total return has outperformed Mortgage REITs and the Strategy S&P 500 since internalization of management in 2015. Chimera has created a high yield mortgage portfolio through securitization activity. Unique Mortgage Chimera’s seasoned mortgage portfolio has a weighted average coupon of 6.90% with a Credit Portfolio weighted average loan size of ninety thousand dollars. Positive Macro-Economic Macro-economic conditions for U.S. employment and housing are positive for the credit Environment of Chimera’s mortgage portfolio. Information is unaudited, estimated and subject to change. 14

Appendix Information is unaudited, estimated and subject to change.

2018 SECURITIZATION ACTIVITY Chimera securitized $2.3 billion of loans in 2018 growing the investment portfolio to $24.6 billion Loan Securitizations CIM 2018-R1 CIM 2018-R2 CIM 2018-R3 CIM 2018-J1 CIMLTI 2017-RP2 $169,032,000 $380,292,000 $181,073,000 $380,009,000 $421,329,000 March 2018 March 2018 April 2018 April 2018 2017 CIM 2018-R4 CIM 2018-R5 CIM 2018-INV1 $387,222,000 $380,194,000 $407,992,000 June 2018 July 2018 September 2018 ▪ Chimera has closed seven securitizations in the first three quarters of 2018 continuing portfolio growth and optimizing our securitized loan liability structure ▪ CIM 2018-R1, CIM 2018-R2 and CIM 2018-R5 were refinancing of Chimera’s securitized loans ▪ CIM 2018-R3 and CIM 2018-R4 were securitizations of seasoned residential loans ▪ CIM 2018-J1 was Chimera’s 1st Prime Jumbo securitization since 2012 ▪ CIM 2018-INV1 was Chimera's first securitization of investor base residential mortgage loans All data as of September 30, 2018 Information is unaudited, estimated and subject to change. 16

AGENCY MBS PORTFOLIO AND FUNDING The majority of Chimera's Agency Portfolio consists of highly liquid pass-through securities Agency Securities – As of September 30, 2018 Repo Days to Maturity – As of September 30, 2018 Weighted Security (1) Current Weighted Coupon Average Maturity Principal Weighted Weighted Type Face Market Price Average CPR Balance Average Rate Average Days 3.50% $780,640 98.7 9.7 Within 30 days $3,245,322 2.22% Agency 4.00% 5,170,450 101.1 5.6 30 to 59 days 3,730,841 2.25% Pass- through 4.50% 438,444 103.5 9.9 60 to 89 days 717,324 2.34% 5.0% 341,141 105.1 N/A(3) Total $7,693,487 2.25% 31 Days Commercial 3.6% 2,532,460 97.8 — Agency IO 0.8% N/M(2) 4.2 3.7 All data as of September 30, 2018 Total $9,263,135 (1) Coupon is a weighted average for Commercial and Agency IO     (2) Notional Agency IO was $2.9 billion as of September 30, 2018 Information is unaudited, estimated and subject to change. 17

INTEREST RATE SENSITIVITY Chimera added to its Agency and hedge portfolios during the quarter Description - 100 Basis - 50 Basis +50 Basis +100 Basis ($ in thousands) Points Points Unchanged Points Points Hedge Book Maturities Market Value $ 9,857,910 $ 9,650,351 $ 9,406,092 $ 9,133,202 $ 8,840,558 Agency Securities Percentage Change 4.8% 2.6% - (2.9)% (6.0)% 18% 18% Market Value (413,821) (202,279) - 193,387 378,260 Swap Percentage Change (4.4)% (2.2)% - 2.1% 4.0% 13% Market Value (32,951) (16,262) - 15,868 31,328 Futures Percentage Change (0.4)% (0.2)% - 0.2% 0.3 % Net Gain/(Loss) $ 5,046 $ 25,718 - $ (63,635) $ (155,946) 51% Percentage Change (1) % % )% )% in Portfolio Value 0.1 0.3 - (0.7 (1.7 Near Term 0-3 Total Notional Balance - Derivative Instruments Short Term 3-5 September 30, 2018 June 30, 2018 Medium Term 5-10 Agency Interest Rate Swaps 6,432,650 5,087,400 Swaptions 53,000 53,000 Long Term 10-30 Futures 619,700 619,700 (1) Based on instantaneous moves in interest rates. Information is unaudited, estimated and subject to change. 18

Information is unaudited, estimated and subject to change. chimerareit.com